UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2013 (July 25, 2013)

HCA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Richard M. Bracken from Position as Chief Executive Officer of the Company

On July 29, 2013, HCA Holdings, Inc. (the “Company”) announced that Richard M. Bracken, Chief Executive Officer and Chairman of the Company, will retire from his position as Chief Executive Officer effective December 31, 2013. Mr. Bracken will remain with the Company as the Chairman until December 31, 2014, at which time Mr. Bracken will also resign from the Board of Directors of the Company. A copy of the press release issued by the Company relating to Mr. Bracken’s retirement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Appointment of R. Milton Johnson as Chief Executive Officer and President of the Company

In conjunction with Mr. Bracken’s retirement, on July 25, 2013 the Company’s Board of Directors appointed R. Milton Johnson as the Chief Executive Officer and President of the Company effective January 1, 2014. Mr. Johnson has previously served as President and Chief Financial Officer of the Company since February 2011 and was appointed as a director in December 2009. Mr. Johnson served as Executive Vice President and Chief Financial Officer from July 2004 to February 2011 and as Senior Vice President and Controller of the Company from July 1999 until July 2004. Mr. Johnson served as Vice President and Controller of the Company from November 1998 to July 1999. Prior to that time, Mr. Johnson served as Vice President — Tax of the Company from April 1995 to October 1998. Prior to that time, Mr. Johnson served as Director of Tax for Healthtrust, Inc. — The Hospital Company from September 1987 to April 1995.

The information required by Item 5.02(c)(2) of Form 8-K regarding Mr. Johnson is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the Securities and Exchange Commission (“SEC”) on February 27, 2013 and the Company’s Proxy Statement for the Annual Meeting of Stockholders held on April 24, 2013 filed with the SEC on March 14, 2013 and is incorporated herein by reference. Mr. Johnson’s compensation as Chief Executive Officer and President has not yet been determined.

A copy of the press release issued by the Company relating to Mr. Johnson’s appointment as the Company’s Chief Executive Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1	Press Release, dated July 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.

/s/ John M. Franck II
John M. Franck II
Vice President – Legal & Corporate Secretary

Date: July 31, 2013

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated July 29, 2013.